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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 5, 1997


                                 IDT CORPORATION
                                 ---------------
             (Exact name of Registrant as Specified in its Charter)


         Delaware                     0-27898                  22-3415036
----------------------------   ---------------------  --------------------------
(State or Other Jurisdiction   (Commission File No.)       (IRS Employer
     of Incorporation)                                    Identification No.)


  294 State Street, Hackensack, New Jersey 07601                  07601
  ----------------------------------------------                ----------
     (Address of Principal Executive Offices)                   (Zip Code)


                                 (201) 928-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                Page 1 of 5 Pages
                         Exhibit Index Located on Page 5

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.     Other Events.

            On September 5, 1997 (the "Closing Date"), the Registrant entered into a Securities Purchase Agreement (the "Purchase Agreement") with a small group of institutional investors (the "Investors") pursuant to which the Investors purchased Convertible Debentures totaling in principal amount to $7,500,000 (the "Debentures"). The Debentures carry an interest rate of three percent per annum from the Closing Date until maturity, acceleration, prepayment or redemption.

            The Debentures were sold in a private placement pursuant to provisions of Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"). The Registrant will utilize the net proceeds from the sale of the Debentures for working capital and general corporate purposes.

            Commencing on the earlier of 90 days from the Closing Date or the effective date of a registration statement filed to effect a registration of the securities underlying the Debentures, the Debentures, including the principal amount and all unpaid accrued interest, are convertible into common stock, $.01 par value per share (the "Common Stock"), of the Registrant at the option of each Investor at a conversion price (the "Conversion Price") equal to the lower of $15.16 per share (125% of the Closing bid price of the Common Stock on the Closing Date) or the lowest closing price on any one trading day during the twelve consecutive trading day period preceding the date that notice of conversion is given to the Registrant. The Investor may elect to convert all or any part of the unpaid principal amount, provided that the Investor must elect to convert at least $50,000 in principal amount, unless such lesser amount as shall remain unpaid. Any principal amount or unpaid accrued interest outstanding on September 5, 2000 will be automatically converted into shares of Common Stock. The Registrant has agreed to reserve a sufficient number of authorized and unissued shares of Common Stock to provide for the issuance of Common Stock upon conversion of the Debentures. As of the Closing Date, the Registrant has reserved 1,363,367 shares.

            The Registrant has agreed to prepare and file a registration statement on the Common Stock underlying the conversion of the Debentures within thirty days of the Closing Date.

            The above discussion is qualified in its entirety by the Purchase Agreement, the Registration Agreement, and the form of Debenture. All of the above documents are attached as exhibits to this report.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Businesses Acquired.
                  Not applicable.

            (b)   Pro Forma financial Information.
                  Not applicable.


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            (c)   Exhibits.

                 Exhibit                         Description
                   No.                           -----------
                   ---

                  10.1 Securities Purchase Agreement dated as of September 5, 1997 among IDT Corporation, RGC International Investors, LDC, Pangaea Fund Ltd., Special Situations Private Equity Fund, L.P. and Halifax Fund L.P.

                  10.2 Registration Rights Agreement dated as of September 5, 1997 among IDT Corporation, RGC International Investors, LDC, Pangaea Fund Ltd., Special Situations Private Equity Fund, L.P. and Halifax Fund L.P.

                  10.3    Form of Debenture.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IDT CORPORATION



                                 By  /s/ Howard S. Jonas
                                    ------------------------------------------
                                         Howard S. Jonas
                                         Chairman and Chief Executive Officer


Date:  September 19, 1997

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                                  EXHIBIT INDEX


   Exhibit No.                Description
   -----------                -----------

       10.1 Securities Purchase Agreement dated as of September 5, 1997 among IDT Corporation, RGC International Investors, LDC, Pangaea Fund Ltd., Special Situations Private Equity Fund, L.P. and Halifax Fund L.P.

       10.2 Registration Rights Agreement dated as of September 5, 1997 among IDT Corporation, RGC International Investors, LDC, Pangaea Fund Ltd., Special Situations Private Equity Fund, L.P. and Halifax Fund L.P.

       10.3    Form of Debenture.


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